LEXON, INC.
                        MUTUAL CONFIDENTIALITY AGREEMENT

         This Confidentiality Agreement ("Agreement") is entered into and effective this 21st day of April, 1999 by and between Lexon, Inc. ("Lexon") and Chiron Diagnostics Corporation ("CDC").

         WHEREAS, Lexon and CDC are contemplating a business relationship in which each proposes to disclose and provide to the other certain Confidential Information as defined below concerning colon cancer detection and certain business, financial and other information defined as Confidential Information.

         NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties agree as follows:

                1. For purposes of this Agreement, the term "Confidential Information" shall mean all Technical Information, all Business and Commercial Information, and All Miscellaneous Information concerning colon cancer which is confidential or proprietary or competitively sensitive and which is disclosed by either party to the other party hereto or to their affiliates and their respective directors, officers, employees, contractors, agents, and other representatives of Confidential Information pursuant to this Agreement, whether before or after the date hereof, including without limitation the following:

               (i) Technical Information. All trade secrets, inventions, discoveries, know-how, formulas, formulations, compositions, specifications, patents, patent applications, copyrights, software and applications, drawings, schematics, processes, process technologies, manufacturing techniques, tests, test results, research and development and similar technical information, together with all actual and proposed modifications and alterations made, created, developed, invented or discovered by or for and on behalf of a party to this Agreement; and

               (ii) Business  and  Commercial   Information.   All   information
                    concerning the financial condition, business and financial results of operations, marketing strategies, financial projections, contacts with customers and prospective customers, prospective business acquisitions, lists of customers and their expected requirements, customer representatives, lists of prospective customers and their expected requirements, costs, pricing, margins, sales, quantities, product plans, market information, purchase orders, sources of supply, projections, confidential personnel information, all contracts or agreements containing confidentiality provisions, the contents of all agreements relating to any of the foregoing and all other information relating to a party to this Agreement or its customers or prospective customers which is either confidential or proprietary or competitively sensitive; and

               (iii)Miscellaneous  Information and  Documentation.  All records, reports, analyses, memoranda, notes, analyses, compilations, studies, reports and copies and extracts thereof, however
                    and   whenever   arising,
                    containing any Confidential Information with respect to any of the foregoing in every recordable form.

"Confidential Information" also includes but is not limited to information provided by or on behalf of a party to this Agreement before and after the date hereof.

                2. "Confidential Information" does not include (a) information which is or becomes known to the general public through no fault of the receiving party, (b) information which was rightfully in the possession receiving party prior to its disclosure by or on behalf of the other party hereto, and (c) information which comes into the possession of receiving party without violation of any contractual or legal obligation. Even if these exceptions to the confidential nature of information provided do not apply to a specific item, that does not relieve the receiving party of its obligations hereunder with respect to all other items. The receiving party shall have the burden of proof relating to all exceptions to the confidential treatment of Confidential Information hereunder.

                3. The receiving party agrees to hold the Confidential Information in strict confidence and not to communicate, disclose, divulge, disseminate, publish or transfer the Confidential Information to any other person, except as expressly permitted hereby, without the prior written consent of the other party.

                4.  The   receiving   party  agrees  to  use  the   Confidential
Information solely in connection with proposed business relationship with the other party hereto or an affiliate thereof and for no other purpose whatsoever.

                5. The receiving party agrees that the Confidential Information constitutes proprietary information owned exclusively by the other party hereto or by one of its affiliates or its customers or prospects.

                6. The receiving party shall confine its dissemination of the other party's Confidential Information only to those individuals within the receiving party's organization or the receiving party's consultants who have a need to evaluate the Confidential Information in connection with the proposed business relationship with the other party and who are bound to obligations of confidentiality and non-use at least as strict as those contained herein.

                7. To the extent practical, the disclosing party shall furnish Confidential Information in documentary or tangible form marked as "Confidential". However, if disclosure of Confidential Information is in non-documentary form or if the disclosure is first made orally or by visual inspection, the disclosing party shall have the right or, if requested by receiving party, the obligation to confirm in writing the fact and the general nature of such disclosure within a reasonable time after such disclosure or request is made. The failure to mark as "Confidential" information which is in fact Confidential Information hereunder shall not reduce or otherwise alter the obligations of confidentiality of that information hereunder.

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
                8. Nothing contained herein shall be construed as granting or implying any right or license to use the Confidential Information disclosed hereunder, except solely for the permitted purposes as set forth herein.

                9. The parties make no representation or warranty as to the accuracy or completeness of the Confidential Information provided to the other hereunder. The receiving party expressly agrees that neither the disclosing party nor its members, directors, officers, employees, agents, advisors, attorneys, accountants, or representatives shall have any liability to receiving party or to anyone else for any unauthorized use of Confidential Information.

              10. The receiving party agrees to return to the disclosing party all Confidential Information not later than the earlier of (1)15 days after the termination of this Agreement and (2) immediately after receipt of a written request from the other, whichever is sooner.

                11. No failure or delay by the disclosing party in exercising any right, remedy, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege hereunder or as permitted by law or in equity.

                12. The term of this Agreement is 2 years.

                13. The rights, duties and obligations of the parties cannot be assigned without the written consent of all interested parties.

                14. This Agreement does not obligate any of the parties hereto to enter into any transaction or agreement and does not obligate any party to purchase or sell equipment or to provide services.

                15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, USA.

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
                IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of the date first written above.

Lexon, Inc.                               Chiron Diagnostics Corporation


By /s/ T.R. COUGHLIN, JR.                 By /s/ MARY ANDERSON
Dr. Thomas Coughlin, Jr., M.D.            Mary Anderson
Vice President                            Manager, Business Development
                                          Nucleic Acid Diagnostics &
                                          New Marker R&D
                                          Bayer

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